UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21856

RMR ASIA PACIFIC REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET NEWTON, MASSACHUSETTS		02458
(Address of principal executive offices)		(Zip code)

Adam D. Portnoy, President RMR Asia Pacific Real Estate Fund 400 Centre Street Newton, Massachusetts 02458
(Name and address of agent for service)

Copy to:

Brian D. O’Sullivan
State Street Bank and Trust Company
801 Pennsylvania Avenue, Tower II, 4th Floor
Kansas City, Missouri 64102

Julie A Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, MA 02116

Registrant’s telephone number, including area code:		(617) 332-9530

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2009

RMR Asia Pacific Real Estate Fund

Portfolio of Investments  —  March 31, 2009 (unaudited)

Company	Shares	Value
Common Stocks — 84.5%
Australia — 10.5%
Office — 10.5%
Commonwealth Property Office Fund *	830,000	$522,175
Goodman Group *	4,500,000	1,021,486
		1,543,661
Total Australia (Cost $1,715,903)		1,543,661
Hong Kong — 39.4%
Diversified — 15.0%
China Overseas Land & Investment, Ltd.	378,680	595,451
China Resources Land, Ltd.	446,000	699,703
Hongkong Land Holdings, Ltd.	157,000	357,701
Hysan Development Co., Ltd.	183,000	312,075
The Wharf (Holdings), Ltd.	92,000	230,731
		2,195,661
Hospitality — 11.4%
Sun Hung Kai Properties, Ltd.	186,000	1,672,581
Retail — 13.0%
Hang Lung Properties, Ltd.	460,000	1,088,121
The Link REIT *	415,000	823,903
		1,912,024
Total Hong Kong (Cost $7,054,529)		5,780,266
Japan — 28.5%
Diversified — 14.0%
Mitsubishi Estate Co., Ltd.	76,000	862,168
Mitsui Fudosan Co., Ltd.	90,000	987,287
Shoei Co., Ltd.	3,274	18,471
Sumitomo Realty & Development Co., Ltd.	17,000	189,933
		2,057,859
Office — 14.5%
Nippon Building Fund, Inc. *	78	674,152
Nomura Real Estate Office Fund, Inc. *	79	442,521
NTT Urban Development Corp.	290	234,705
Orix REIT, Inc. *	105	433,446
Tokyu REIT, Inc. *	63	336,125
		2,120,949
Total Japan (Cost $6,752,831)		4,178,808
Singapore — 6.1%
Diversified — 6.1%
Ascendas Real Estate Investment Trust *	352,000	283,177
Cambridge Industrial Trust *	1,740,000	286,511
Capitaland, Ltd. *	112,000	171,738
Singapore Land, Ltd.	26,000	54,459
Suntec Real Estate Investment Trust *	230,000	95,331
		891,216
Total Singapore (Cost $1,727,267)		891,216
Total Common Stocks (Cost $17,250,530)		12,393,951
Warrants — 0.8%
India — 0.8%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)	19,500	64,350
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (a)	83,000	57,270
Total Warrants (Cost $859,262)		121,620
Short-Term Investments — 13.7%
Other Investment Companies — 13.7%
Dreyfus Cash Management, Institutional Shares, 0.74% (b) (Cost $2,007,353)	2,007,353	2,007,353

See notes to portfolio of investments.

Total Investments — 99.0% (Cost $20,117,145) (c), (d)	14,522,924
Other assets less liabilities — 1.0%	146,484
Net Assets — 100%	$14,669,408

Notes to Portfolio of Investments

*	Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)	As of March 31, 2009, this security had not paid a distribution.
(b)	Rate reflects 7 day yield as of March 31, 2009.
(c)	As of March 31, 2009, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $12,515,571 and 86.2% of market value.
(d)	The Fund’s investments for federal income tax purposes, as of March 31, 2009, are as follows:

Cost	$20,117,145

Gross unrealized appreciation	$565,575

Gross unrealized depreciation	(6,159,796)

Net unrealized depreciation	$(5,594,221)

Fair Value Measurements

Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

When the S&P 500 Index fluctuates significantly from the previous day close, we believe that the closing price in the local market may no longer represent the fair value of foreign securities at the time of the U.S. market close.  Accordingly, in such circumstances, we report holdings in such foreign securities at their fair values as determined by an independent security pricing service.  The service uses a multi-factor model that includes such information as the issue’s local closing price, relevant general and sector indices, currency fluctuations, depository receipts, and futures, as applicable.  The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security’s reported fair value.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted prices	$2,007,353
Level 2 — Other significant observable inputs	12,515,571
Level 3 — Significant unobservable inputs
Total	$14,522,924

There were no investments in securities characterized as Level 3 on December 31, 2008 or March 31, 2009.

Item 2.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)(1) Certification of Principal Executive Officer, as required by Rule 30a-2(a) under the 1940 Act.

(a)(2) Certification of Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR ASIA PACIFIC REAL ESTATE FUND

By:	/s/ Adam D. Portnoy
Adam D. Portnoy
President

Date:	May 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam D. Portnoy
Adam D. Portnoy
President

Date:	May 22, 2009

By:	/s/ Mark L. Kleifges
Mark L. Kleifges
Treasurer

Date:	May 22, 2009